Exhibit 99.1

Innocoll Holdings plc

(“Innocoll” or the “Company”) (NASDAQ: INNL)

Statement re: Possible Offer

The Board of Innocoll Holdings plc (“Innocoll” or the “Company”) (NASDAQ: INNL) notes anomalous movements in Innocoll’s share price this week and confirms that it is in discussions which may or may not lead to an offer for the entire issued share capital of the Company.

Management has been investigating and continues to investigate strategic options for the Company to maximise shareholder value. There can be no certainty that this will lead to an offer for Innocoll or any of its share capital nor as to the terms on which an offer, if any, might be made. The Company has participated in a Type A meeting with the United States Food and Drug Administration ("FDA") regarding the re-submission to the FDA for approval of XARACOLL. It expects to receive the minutes of the Type A meeting before the end of March and will make a further announcement at that time.

A further announcement will be made when appropriate.

ENQUIRIES

Innocoll Holdings plc

Jose (Pepe) Carmona, Chief Financial Officer

pcarmona@innocoll.com

Piper Jaffray & Co

Peter Day, Managing Director

Peter.c.day@pjc.com

Peter Lombard, Managing Director

peter.a.lombard@pjc.com

Michael Burton-Williams, Principal

michael.g.burton-williams@pjc.com

Further Information

1.	This announcement is not intended to, and does not, constitute or form part of (1) an offer or invitation to purchase or otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of any securities, (2) the solicitation of an offer or invitation to purchase or otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of any securities, or (3) the solicitation of any vote or approval in any jurisdiction, pursuant to this announcement or otherwise.

2.	The distribution of this announcement in, into, or from, certain jurisdictions other than Ireland and the United States may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this announcement are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore persons who receive this announcement (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland and the United States who are not resident in Ireland or the United States will need to inform themselves about, and observe any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

3.	Additional Notice to US Investors

This announcement is not intended to, and does not, constitute or form part of any offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of, any securities, or the solicitation of any vote or approval in any jurisdiction, nor will there be any acquisition or disposition of the securities referred to in this announcement in any jurisdiction in contravention of applicable law or regulation.

4.	Responsibility Statement

4.1.1	The Directors of the Company accept responsibility for the information contained in this announcement. To the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they take responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

4.1.2	Piper Jaffray & Co. (“Piper Jaffray”), which is a securities broker-dealer registered with the U.S. Securities and Exchange Commission (“SEC”) and subject to regulation by the SEC and the Financial Industry Regulatory Authority (“FINRA”), is acting as financial adviser exclusively for Innocoll and for no one else in connection with the Acquisition and the other matters referred to in this Announcement, and will not be responsible to anyone other than Innocoll for providing the protections afforded to clients of Piper Jaffray or for providing advice in relation to the Acquisition or any other matters referred to in this Announcement.

5.	Forward-looking Statements

5.1.1	This announcement may include certain "forward looking statements" with respect to the business, strategy and plans of Innocoll and its expectations relating to Innocoll’s future financial condition and performance. Statements that are not historical facts, including statements about Innocoll or Innocoll’s belief and expectation, are forward looking statements. Words such as "believes", "anticipates", "estimates", "expects", "intends", "aims", "potential", "will", "would", "could", "considered" and "likely", and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur.

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5.1.2	Forward-looking statements only speak as of the date on which they are made, and the events discussed in this announcement may not occur. Subject to compliance with applicable law and regulation, Innocoll is not under any obligation to update publicly or revise forward looking statements, whether as a result of new information, future events or otherwise.

6.	Rule 8 - Dealing Disclosure Requirements

6.1.1	Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, "interested" (directly or indirectly) in 1% or more of any class of "relevant securities" of Innocoll, all "dealings" in any "relevant securities" of Innocoll (including by means of an option in respect of, or a derivative referenced to, any such "relevant securities") must be publicly disclosed by not later than 3.30 pm (Irish time) on the "business day" following the date of the relevant transaction. This requirement will continue until the date on which the “offer period” ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an "interest" in "relevant securities" of Innocoll, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

6.1.2	A disclosure table, giving details of the companies in whose "relevant securities" "dealings" should be disclosed can be found on the Irish Takeover Panel's website at www.irishtakeoverpanel.ie.

6.1.3	"Interests in securities" arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an "interest" by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

6.1.4	Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel's website.

6.1.5	If you are in any doubt as to whether or not you are required to disclose a "dealing" under Rule 8, please consult the Irish Takeover Panel's website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.

7.	Rule 2.10 – Relevant Securities in Issue

7.1.1	In accordance with Rule 2.10 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013, Innocoll confirms that, as of 13 March 2017, its issued share capital is comprised of 29,748,239 ordinary shares of $0.01 each (the “Ordinary Shares”). The Ordinary Shares are admitted to trading on NASDAQ under the ticker symbol INNL. The International Securities Identification Number for these securities is IE00BYZZ0V87.

7.1.2	Innocoll confirms that as of 15 March 2017, there were (i) options to subscribe for and restricted stock units in respect of, outstanding in each case under Innocoll's 2016 Omnibus Equity Incentive Compensation Plan, an aggregate number of 2,711,359 Ordinary Shares, (ii) options outstanding to subscribe for an aggregate number of 1,103,005 Ordinary Shares under the Innocoll Amended and Restated 2015 Stock Option Plan; and (ii) options outstanding to subscribe for 328,388 Ordinary Shares under individual option agreements.

7.2	No Profit Forecast / Asset Valuations

No statement in this announcement constitutes a profit forecast for any period, nor should any statement be interpreted to mean that earnings or earnings per share will necessarily be

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greater or lesser than those for the relevant preceding financial periods for Innocoll as appropriate. No statement in this announcement constitutes an asset valuation.

8.	Contact details

Piper Jaffray & Co.

Peter Day, Managing Director

peter.c.day@pjc.com

Peter Lombard, Managing Director

peter.a.lombard@pjc.com

Michael Burton-Williams, Principal

michael.g.burton-williams@pjc.com

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